Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert Mouat, Chief Financial Officer of Baja Mining Corp. (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)

this Registration Statement on Form 20-F/A of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 16, 2006

/s/ Robert Mouat
Chief Financial Officer